Exhibit 99.1

Federated Investors, Inc. Reports Third Quarter 2014 Earnings

•	Equity and bond assets reach $107 billion at Q3 2014

•	Equity assets up 25% from Q3 2013 and top $50 billion at quarter end

•	Board declares $0.25 per share quarterly dividend
(PITTSBURGH, Pa., Oct. 23, 2014) — Federated Investors, Inc. (NYSE: FII), one of the nation's largest investment managers, today reported earnings per diluted share (EPS) of $0.36 for Q3 2014, the same amount reported for the third quarter last year on net income of $37.6 million for Q3 2014, compared to $37.7 million for Q3 2013. Federated reported YTD 2014 EPS of $1.05 on net income of $109.6 million, compared to EPS of $1.16 on net income of $121.1 million for the same period in 2013.
Federated's total managed assets were $352.3 billion at Sept. 30, 2014, down $14.4 billion or 4 percent from $366.7 billion at Sept. 30, 2013 and up slightly from $351.6 billion at June 30, 2014. Federated’s stock and bond assets were up $10.3 billion to $106.7 billion or 11 percent from $96.4 billion at Sept. 30, 2013 and up slightly from $106.4 billion at June 30, 2014. Average managed assets for Q3 2014 were $349.2 billion, down $15.0 billion or 4 percent from $364.2 billion reported for Q3 2013 and down $9.2 billion or 3 percent from $358.4 billion reported for Q2 2014.
"During the third quarter, Federated's stock and bond products generated strong gross and net sales in a range of strategies," said J. Christopher Donahue, president and chief executive officer. "As equity markets reached new highs yet experienced periods of volatility, Federated's clients sought equity-income strategies such as Federated Capital Income Fund, and fixed-income products such as Federated Total Return Bond Fund."
Federated's board of directors declared a quarterly dividend of $0.25 per share. The dividend is payable on Nov. 14, 2014 to shareholders of record as of Nov. 7, 2014. During Q3 2014, Federated purchased 248,679 shares of Federated class B common stock for $7.2 million.
Federated's equity assets were a record $50.3 billion at Sept. 30, 2014, up $10.0 billion or 25 percent from $40.3 billion at Sept. 30, 2013 and up $0.4 billion from $49.9 billion at June 30, 2014. Top-selling equity funds during Q3 2014 on a net basis were Federated Capital Income Fund, Federated Strategic Value Dividend Fund, Federated International Leaders Fund, Federated Muni and Stock Advantage Fund and Federated International Strategic Value Dividend Fund.
Federated's fixed-income assets were $51.2 billion at Sept. 30, 2014, up $1.2 billion or 2 percent from $50.0 billion at Sept. 30, 2013 and up slightly from $51.1 billion at June 30, 2014. Bond assets in the liquidation portfolio were $5.2 billion at Sept. 30, 2014. Top-selling fixed-income funds during Q3 2014 on a net basis were Federated Total Return Bond Fund, Federated Ultrashort Bond Fund, Federated Municipal Ultrashort Fund, Federated Short-Intermediate Duration Municipal Trust and Federated Municipal High Yield Advantage Fund.

MEDIA:	MEDIA:	ANALYSTS:
Ed Costello 412-288-7538	Meghan McAndrew 412-288-8103	Ray Hanley 412-288-1920

Federated Reports Q3 2014 Earnings	Page 2 of 10

Money market assets were $245.5 billion at Sept. 30, 2014, down $24.8 billion or 9 percent from $270.3 billion at Sept. 30, 2013 and up $0.3 billion from $245.2 billion at June 30, 2014. Money market mutual fund assets were $215.2 billion at Sept. 30, 2014, down $22.7 billion or 10 percent from $237.9 billion at Sept. 30, 2013 and up $2.8 billion or 1 percent from $212.4 billion at June 30, 2014.
Financial Summary
Q3 2014 vs. Q3 2013
Revenue increased by $5.0 million or 2 percent primarily due to an increase in average equity assets under management, which was partially offset by lower average money market assets.
During Q3 2014, Federated derived 69 percent of its revenue from equity and fixed-income assets (46 percent from equity assets and 23 percent from fixed-income assets), 30 percent from money market assets and 1 percent from other products and services.
Operating expenses increased $2.0 million or 1 percent primarily due to an increase in compensation and related expenses.
Q3 2014 vs. Q2 2014
Revenue increased by $3.9 million or 2 percent primarily due to an increase in revenue from higher average equity assets and an additional day in Q3 2014.  This increase was partially offset by a decrease in revenue from lower average money market assets.
Operating expenses increased $1.9 million or 1 percent.
YTD 2014 vs. YTD 2013
Revenue decreased by $22.3 million or 3 percent primarily due to a decrease in revenue from lower average money market assets, increased voluntary fee waivers related to certain money market funds and lower average fixed-income assets. The decrease was partially offset by higher average equity assets. For information about voluntary fee waivers related to certain money market funds in order for those funds to maintain positive or zero net yields, please see the table at the end of this financial summary.
For the first nine months of 2014, Federated derived 67 percent of its revenue from equity and fixed-income assets (44 percent from equity assets and 23 percent from fixed-income assets), 32 percent from money market assets and 1 percent from other products and services.
Operating expenses decreased $6.6 million or 1 percent primarily due to a decrease in distribution expenses mainly associated with increased fee waivers, which was partially offset by an increase in compensation and related expenses.
Federated's level of business activity and financial results are dependent upon many factors including market conditions, investment performance and investor behavior. These factors and others, including asset levels, product sales and redemptions, market appreciation or depreciation, revenues, fee waivers, expenses and regulatory changes, can significantly impact Federated's activity levels and financial results. Risk factors and uncertainties that can influence Federated's financial results are discussed in the company's annual and quarterly reports as filed with the Securities and Exchange Commission (SEC).
Fee waivers to maintain positive or zero net yields on money market funds and the resulting negative impact of these waivers could vary significantly in the future as they are contingent on a number of variables including, but not limited to, changes in assets within the money market funds, yields on instruments available for purchase by the money market funds, actions by the

Federated Reports Q3 2014 Earnings	Page 3 of 10

Federal Reserve, the U.S. Department of the Treasury, the SEC, the Financial Stability Oversight Council and other governmental entities, changes in expenses of the money market funds, changes in the mix of money market customer assets, changes in the distribution fee arrangements with third parties, Federated’s willingness to continue the fee waivers and changes in the extent to which the impact of the waivers is shared by third parties.
Unaudited Money Market Fund Yield Waiver Impact to Consolidated Statements of Income
(in millions)

	Quarter Ended		Change Q3 2013 to Q3 2014	Quarter Ended	Change Q2 2014 to Q3 2014	Nine Months Ended		Change YTD 2013 to YTD 2014
	Sept. 30, 2014	Sept. 30, 2013		June 30, 2014		Sept. 30, 2014	Sept. 30, 2013
Investment advisory fees	$(69.3)	$(70.7)	$1.4	$(69.6)	$0.3	$(212.0)	$(185.1)	$(26.9)
Other service fees	(32.4)	(34.4)	2.0	(32.7)	0.3	(98.7)	(99.3)	0.6
Total revenue	(101.7)	(105.1)	3.4	(102.3)	0.6	(310.7)	(284.4)	(26.3)
Less: Reduction in distribution expense	68.7	72.1	(3.4)	70.2	(1.5)	213.2	203.8	9.4
Operating income	(33.0)	(33.0)	0.0	(32.1)	(0.9)	(97.5)	(80.6)	(16.9)
Less: Reduction in noncontrolling interest	2.8	2.7	0.1	2.5	0.3	8.0	4.8	3.2
Pre-tax impact	$(30.2)	$(30.3)	$0.1	$(29.6)	$(0.6)	$(89.5)	$(75.8)	$(13.7)

Federated will host an earnings conference call at 9 a.m. Eastern on Oct. 24, 2014. Investors are invited to listen to Federated's earnings teleconference by calling 877-407-0782 (domestic) or 201-689-8567 (international) prior to the 9 a.m. start time. The call may also be accessed in real time on the Internet via the About Federated section of FederatedInvestors.com. A replay will be available after 12:30 p.m. and through Oct. 31, 2014 by calling 877-660-6853 (domestic) or 201-612-7415 (international) and entering access code 13592206.
Federated Investors, Inc. is one of the largest investment managers in the United States, managing $352.3 billion in assets as of Sept. 30, 2014. With 132 funds and a variety of separately managed account options, Federated provides comprehensive investment management to more than 7,700 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top 3 percent of money market fund managers in the industry, the top 6 percent of equity fund managers and the top 9 percent of fixed-income fund managers1. For more information, visit FederatedInvestors.com.
###
1) Strategic Insight, Aug. 31, 2014. Based on assets under management in open-end funds.
Federated Securities Corp. is distributor of the Federated funds.
Separately managed accounts are made available through Federated Global Investment Management Corp., Federated Investment Counseling and Federated MDTA LLC, each a registered investment adviser.

Certain statements in this press release, such as those related to the level of fee waivers and expenses incurred by the company, product demand and performance, investor interest and preferences, asset flows and mix, fee arrangements with customers, distribution expense, regulatory changes and market conditions constitute or may constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  Other risks and uncertainties include the ability of the company to predict the level of fee waivers and expenses in future quarters, which could vary significantly depending on a variety of factors identified above, and include the ability of the company to sustain product demand and asset flows and mix, which could vary significantly depending on market conditions, investment performance and investor behavior.  Other risks and uncertainties also include the risk factors discussed in the company's annual and quarterly reports as filed with the Securities and Exchange Commission.  As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements in the future.

Federated Reports Q3 2014 Earnings	Page 4 of 10

Unaudited Condensed Consolidated Statements of Income
(in thousands, except per share data)
	Quarter Ended		% Change Q3 2013 to Q3 2014	Quarter Ended	% Change Q2 2014 to Q3 2014
	Sept. 30, 2014	Sept. 30, 2013		June 30, 2014
Revenue
Investment advisory fees, net	$141,086	$134,623	5%	$137,553	3%
Administrative service fees, net	52,244	55,052	(5)	52,738	(1)
Other service fees, net	22,249	20,022	11	21,447	4
Other, net	1,336	2,169	(38)	1,243	7
Total Revenue	216,915	211,866	2	212,981	2

Operating Expenses
Compensation and related	70,724	65,620	8	70,693	0
Distribution	50,149	51,051	(2)	49,256	2
Office and occupancy	8,241	6,488	27	7,286	13
Professional service fees	7,944	9,704	(18)	8,177	(3)
Systems and communications	6,392	6,464	(1)	6,225	3
Advertising and promotional	3,271	3,975	(18)	2,959	11
Travel and related	3,028	3,344	(9)	3,538	(14)
Other	6,338	7,462	(15)	6,005	6
Total Operating Expenses	156,087	154,108	1	154,139	1
Operating Income	60,828	57,758	5	58,842	3

Nonoperating (Expenses) Income
Investment income, net	794	6,999	(89)	4,311	(82)
Debt expense	(2,162)	(3,078)	(30)	(2,849)	(24)
Other, net	(4)	(3,133)	(100)	(5)	(20)
Total Nonoperating (Expenses) Income, net	(1,372)	788	(274)	1,457	(194)
Income before income taxes	59,456	58,546	2	60,299	(1)
Income tax provision	22,197	20,917	6	22,985	(3)
Net income including the noncontrolling interests in subsidiaries	37,259	37,629	(1)	37,314	(0)
Less: Net (loss) income attributable to the noncontrolling interests in subsidiaries	(301)	(75)	(301	445	(168)
Net Income	$37,560	$37,704	(0)%	$36,869	2%

Amounts Attributable to Federated Investors, Inc.
Earnings Per Share[1]
Basic and diluted	$0.36	$0.36	0%	$0.35	3%
Weighted-average shares outstanding
Basic	100,729	100,677		100,789
Diluted	100,731	100,678		100,790
Dividends declared per share	$0.25	$0.25		$0.25
1) Unvested share-based payment awards that receive non-forfeitable dividend rights are deemed participating securities and are required to be considered in the computation of earnings per share under the “two-class method.” As such, total net income of $1.5 million, $1.4 million and $1.5 million available to unvested restricted shareholders for the quarterly periods ended Sept. 30, 2014, Sept. 30, 2013 and June 30, 2014, respectively, was excluded from the computation of earnings per share.

Federated Reports Q3 2014 Earnings	Page 5 of 10

Unaudited Condensed Consolidated Statements of Income
(in thousands, except per share data)
	Nine Months Ended
	Sept. 30, 2014	Sept. 30, 2013	% Change
Revenue
Investment advisory fees, net	$413,732	$432,901	(4)%
Administrative service fees, net	159,708	167,133	(4)
Other service fees, net	64,478	59,209	9
Other, net	3,474	4,400	(21)
Total Revenue	641,392	663,643	(3)

Operating Expenses
Compensation and related	213,176	200,413	6
Distribution	147,963	163,099	(9)
Professional service fees	24,502	27,841	(12)
Office and occupancy	22,442	19,463	15
Systems and communications	19,021	19,173	(1)
Advertising and promotional	9,668	11,333	(15)
Travel and related	9,427	9,563	(1)
Other	18,878	20,773	(9)
Total Operating Expenses	465,077	471,658	(1)
Operating Income	176,315	191,985	(8)

Nonoperating Income (Expenses)
Investment income, net	8,719	15,486	(44)
Debt expense	(7,824)	(9,468)	(17)
Other, net	(14)	(3,203)	(100)
Total Nonoperating Income, net	881	2,815	(69)
Income before income taxes	177,196	194,800	(9)
Income tax provision	66,978	70,621	(5)
Net income including the noncontrolling interests in subsidiaries	110,218	124,179	(11)
Less: Net income attributable to the noncontrolling interests in subsidiaries	595	3,073	(81)
Net Income	$109,623	$121,106	(9)%

Amounts Attributable to Federated Investors, Inc.
Earnings Per Share[1]
Basic and diluted	$1.05	$1.16	(9)%
Weighted-average shares outstanding
Basic	100,748	100,637
Diluted	100,749	100,638
Dividends declared per share	$0.75	$0.73
1) Unvested share-based payment awards that receive non-forfeitable dividend rights are deemed participating securities and are required to be considered in the computation of earnings per share under the “two-class method.” As such, total net income of $4.3 million and $4.6 million available to unvested restricted shareholders for the nine months ended Sept. 30, 2014 and Sept. 30, 2013, respectively, was excluded from the computation of earnings per share.

Federated Reports Q3 2014 Earnings	Page 6 of 10

Unaudited Condensed Consolidated Balance Sheets
(in thousands)	Sept. 30, 2014	Dec. 31, 2013
Assets
Cash and other investments	$352,275	$292,178
Other current assets	42,912	47,140
Intangible assets, net and goodwill	734,300	735,345
Other long-term assets	62,131	61,134
Total Assets	$1,191,618	$1,135,797

Liabilities, Redeemable Noncontrolling Interests and Equity
Current liabilities	$137,581	$214,205
Long-term debt	223,125	198,333
Other long-term liabilities	156,868	141,398
Redeemable noncontrolling interests	78,795	15,517
Equity excluding treasury stock	1,353,387	1,317,583
Treasury stock	(758,138)	(751,239)
Total Liabilities, Redeemable Noncontrolling Interests and Equity	$1,191,618	$1,135,797

Federated Reports Q3 2014 Earnings	Page 7 of 10

Unaudited Changes in Equity and Fixed-Income Fund and Separate Account Assets
(in millions; excludes liquidation portfolio)

	Quarter Ended			Nine Months Ended
	Sept. 30, 2014	June 30, 2014	Sept. 30, 2013	Sept. 30, 2014	Sept. 30, 2013
Equity funds
Beginning assets	$31,673	$29,208	$25,030	$28,097	$23,152
Sales	2,632	2,566	1,856	7,490	5,526
Redemptions	(1,389)	(1,464)	(2,571)	(4,686)	(6,588)
Net sales (redemptions)	1,243	1,102	(715)	2,804	(1,062)
Net exchanges	8	9	77	49	167
Market gains and losses/reinvestments[1]	(836)	1,354	1,538	1,138	3,673
Ending assets	$32,088	$31,673	$25,930	$32,088	$25,930

Equity separate accounts[2]
Beginning assets	$18,215	$16,671	$13,675	$16,051	$11,858
Sales[3]	1,131	1,168	971	3,144	3,108
Redemptions[3]	(737)	(746)	(798)	(2,261)	(2,303)
Net sales[3]	394	422	173	883	805
Market gains and losses[4]	(362)	1,122	505	1,313	1,690
Ending assets	$18,247	$18,215	$14,353	$18,247	$14,353

Total equity[2]
Beginning assets	$49,888	$45,879	$38,705	$44,148	$35,010
Sales[3]	3,763	3,734	2,827	10,634	8,634
Redemptions[3]	(2,126)	(2,210)	(3,369)	(6,947)	(8,891)
Net sales (redemptions)[3]	1,637	1,524	(542)	3,687	(257)
Net exchanges	8	9	77	49	167
Market gains and losses/reinvestments[1]	(1,198)	2,476	2,043	2,451	5,363
Ending assets	$50,335	$49,888	$40,283	$50,335	$40,283

Fixed-income funds
Beginning assets	$40,357	$40,237	$40,188	$39,606	$42,478
Sales	3,982	3,325	4,382	11,555	14,762
Redemptions	(3,744)	(3,940)	(4,789)	(11,709)	(16,675)
Net sales (redemptions)	238	(615)	(407)	(154)	(1,913)
Net exchanges	1	(11)	(98)	(69)	(220)
Acquisition related	0	301	0	301	0
Market gains and losses/reinvestments[1]	(161)	445	261	751	(401)
Ending assets	$40,435	$40,357	$39,944	$40,435	$39,944

Fixed-income separate accounts[2]
Beginning assets	$10,772	$10,746	$9,817	$10,520	$10,233
Sales[3]	263	377	498	894	1,591
Redemptions[3]	(268)	(537)	(412)	(1,037)	(1,782)
Net (redemptions) sales[3]	(5)	(160)	86	(143)	(191)
Net exchanges	0	1	(10)	1	(3)
Market gains and losses[4]	(15)	185	125	374	(21)
Ending assets	$10,752	$10,772	$10,018	$10,752	$10,018

Total fixed income[2]
Beginning assets	$51,129	$50,983	$50,005	$50,126	$52,711
Sales[3]	4,245	3,702	4,880	12,449	16,353
Redemptions[3]	(4,012)	(4,477)	(5,201)	(12,746)	(18,457)
Net sales (redemptions)[3]	233	(775)	(321)	(297)	(2,104)
Net exchanges	1	(10)	(108)	(68)	(223)
Acquisition related	0	301	0	301	0
Market gains and losses/reinvestments[1]	(176)	630	386	1,125	(422)
Ending assets	$51,187	$51,129	$49,962	$51,187	$49,962
1) Reflects the approximate changes in the fair value of the securities held by the portfolios and, to a lesser extent, reinvested dividends, distributions, net investment income and the impact of changes in foreign exchange rates.
2) Includes separately managed accounts, institutional accounts and sub-advised funds and other managed products.
3) For certain accounts, Sales and Redemptions are calculated as the remaining difference between beginning and ending assets after the calculation of Market gains and losses.
4) Reflects the approximate changes in the fair value of the securities held by the portfolios.

Federated Reports Q3 2014 Earnings	Page 8 of 10

Unaudited Total Changes in Equity and Fixed-Income Assets
(in millions; excludes liquidation portfolio)

	Quarter Ended			Nine Months Ended
	Sept. 30, 2014	June 30, 2014	Sept. 30, 2013	Sept. 30, 2014	Sept. 30, 2013

Funds
Beginning assets	$72,030	$69,445	$65,218	$67,703	$65,630
Sales	6,614	5,891	6,238	19,045	20,288
Redemptions	(5,133)	(5,404)	(7,360)	(16,395)	(23,263)
Net sales (redemptions)	1,481	487	(1,122)	2,650	(2,975)
Net exchanges	9	(2)	(21)	(20)	(53)
Acquisition related	0	301	0	301	0
Market gains and losses/reinvestments[1]	(997)	1,799	1,799	1,889	3,272
Ending assets	$72,523	$72,030	$65,874	$72,523	$65,874

Separate accounts[2]
Beginning assets	$28,987	$27,417	$23,492	$26,571	$22,091
Sales[3]	1,394	1,545	1,469	4,038	4,699
Redemptions[3]	(1,005)	(1,283)	(1,210)	(3,298)	(4,085)
Net sales[3]	389	262	259	740	614
Net exchanges	0	1	(10)	1	(3)
Market gains and losses[4]	(377)	1,307	630	1,687	1,669
Ending assets	$28,999	$28,987	$24,371	$28,999	$24,371

Total assets [2]
Beginning assets	$101,017	$96,862	$88,710	$94,274	$87,721
Sales[3]	8,008	7,436	7,707	23,083	24,987
Redemptions[3]	(6,138)	(6,687)	(8,570)	(19,693)	(27,348)
Net sales (redemptions)[3]	1,870	749	(863)	3,390	(2,361)
Net exchanges	9	(1)	(31)	(19)	(56)
Acquisition related	0	301	0	301	0
Market gains and losses/reinvestments[1]	(1,374)	3,106	2,429	3,576	4,941
Ending assets	$101,522	$101,017	$90,245	$101,522	$90,245
1) Reflects the approximate changes in the fair value of the securities held by the portfolios and, to a lesser extent, reinvested dividends, distributions, net investment income and the impact of changes in foreign exchange rates.
2) Includes separately managed accounts, institutional accounts and sub-advised funds and other managed products.
3) For certain accounts, Sales and Redemptions are calculated as the remaining difference between beginning and ending assets after the calculation of Market gains and losses.
4) Reflects the approximate changes in the fair value of the securities held by the portfolios.

Federated Reports Q3 2014 Earnings	Page 9 of 10

(unaudited)
MANAGED ASSETS (in millions)	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013
By Asset Class
Equity	$50,335	$49,888	$45,879	$44,148	$40,283
Fixed-income	51,187	51,129	50,983	50,126	49,962
Money market	245,536	245,201	263,648	275,952	270,293
Liquidation portfolio[1]	5,197	5,408	5,690	5,858	6,177
Total Managed Assets	$352,255	$351,626	$366,200	$376,084	$366,715
By Product Type
Funds:
Equity	$32,088	$31,673	$29,208	$28,097	$25,930
Fixed-income	40,435	40,357	40,237	39,606	39,944
Money market	215,237	212,434	227,470	240,048	237,949
Total Fund Assets	$287,760	$284,464	$296,915	$307,751	$303,823
Separate accounts:
Equity	$18,247	$18,215	$16,671	$16,051	$14,353
Fixed-income	10,752	10,772	10,746	10,520	10,018
Money market	30,299	32,767	36,178	35,904	32,344
Total Separate Accounts	$59,298	$61,754	$63,595	$62,475	$56,715
Total Liquidation Portfolio[1]	$5,197	$5,408	$5,690	$5,858	$6,177
Total Managed Assets	$352,255	$351,626	$366,200	$376,084	$366,715

AVERAGE MANAGED ASSETS	Quarter Ended
(in millions)	Sept. 30, 2014	June 30, 2014	March 31, 2014	Dec. 31, 2013	Sept. 30, 2013
By Asset Class
Equity	$50,207	$47,466	$44,693	$42,539	$39,910
Fixed-income	51,115	50,774	50,658	50,268	49,983
Money market	242,537	254,575	273,233	267,351	267,881
Liquidation portfolio[1]	5,307	5,569	5,791	6,050	6,434
Total Avg. Assets	$349,166	$358,384	$374,375	$366,208	$364,208
By Product Type
Funds:
Equity	$32,060	$30,154	$28,516	$27,157	$25,761
Fixed-income	40,275	40,130	39,987	39,883	39,987
Money market	211,571	219,936	235,228	234,788	234,528
Total Avg. Fund Assets	$283,906	$290,220	$303,731	$301,828	$300,276
Separate accounts:
Equity	$18,147	$17,312	$16,177	$15,382	$14,149
Fixed-income	10,840	10,644	10,671	10,385	9,996
Money market	30,966	34,639	38,005	32,563	33,353
Total Avg. Separate Accounts	$59,953	$62,595	$64,853	$58,330	$57,498
Total Avg. Liquidation Portfolio[1]	$5,307	$5,569	$5,791	$6,050	$6,434
Total Avg. Managed Assets	$349,166	$358,384	$374,375	$366,208	$364,208
1) Liquidation portfolio represents a portfolio of distressed bonds at cost. Federated has been retained by a third party to manage these assets through an orderly liquidation process that will generally occur over a multi-year period. Management-fee rates earned from this portfolio are lower than those of traditional separate account mandates.

Federated Reports Q3 2014 Earnings	Page 10 of 10

(unaudited)
AVERAGE MANAGED ASSETS	Nine Months Ended
(in millions)	Sept. 30, 2014	Sept. 30, 2013
By Asset Class
Equity	$47,455	$38,452
Fixed-income	50,850	51,697
Money market	256,782	275,789
Liquidation portfolio[1]	5,555	6,828
Total Avg. Assets	$360,642	$372,766
By Product Type
Funds:
Equity	$30,243	$24,964
Fixed-income	40,131	41,609
Money market	222,245	240,990
Total Avg. Fund Assets	$292,619	$307,563
Separate Accounts:
Equity	$17,212	$13,488
Fixed-income	10,719	10,088
Money market	34,537	34,799
Total Avg. Separate Accounts	$62,468	$58,375
Total Avg. Liquidation Portfolio[1]	$5,555	$6,828
Total Avg. Managed Assets	$360,642	$372,766
1) Liquidation portfolio represents a portfolio of distressed bonds at cost. Federated has been retained by a third party to manage these assets through an orderly liquidation process that will generally occur over a multi-year period. Management-fee rates earned from this portfolio are lower than those of traditional separate account mandates.